SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2004

Varian Semiconductor Equipment Associates, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

35 Dory Road, Gloucester, Massachusetts	01930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 282-2000

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition

On January 6, 2004, Varian Semiconductor Equipment Associates, Inc. updated its previously announced guidance regarding its financial results for the quarter ended January 2, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2004	Varian Semiconductor Equipment Associates, Inc.

	By:	/s/ Robert J. Halliday
Robert J. Halliday Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 6, 2004